EXHIBIT 99.1

TOMI ENVIRONMENTAL SOLUTIONS, INC. REPORTS FOURTH QUARTER AND YEAR END 2024 FINANCIAL RESULTS

FREDERICK, MD, April 14, 2025 — TOMI Environmental Solutions, Inc.® (“TOMI”) (NASDAQ: TOMZ), a global company specializing in disinfection and decontamination utilizing its premier Binary Ionization Technology (BIT) platform through its SteraMist brand of products, today announced its fourth quarter and year end 2024 financial results.

TOMI Chief Executive Officer, Dr. Halden Shane, stated, “For the year ended December 31, 2024, we increased our year-over-year annual revenue by 5%, continued to expand our customer base, diversified our product line, and secured significant agreements and new partnerships which will enhance our ability to distribute the SteraMist brand of products and services on a global scale, aiding in the utilization of iHP technology across all divisions worldwide.”

“During the fourth quarter we absorbed significant non-cash charges to certain reserve accounts which contributed to the GAAP net loss for the quarter and full year.  Excluding these non-cash adjustments, our financials improved when compared to the prior year, and we expect continued improvement in 2025 as we are off to a great start with preliminary Q1 revenues up 42% over Q1 of last year, and a sales pick-up in our BIT solutions sales thus far in 2025,” Dr. Shane concluded.

The non-GAAP financial measures in the schedule below and under the sections “Financial Results for the Year/Three Months Ended December 31, 2024” below exclude the effect of the allowance for sales returns, inventory reserve, equity compensation expense, and credit loss expense in each of the periods presented. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

GAAP FINANCIAL COMPARISON
(UNAUDITED)

	For The Three Months Ended		For The Years Ended
	December 31,		December 31,
	2024	2023	2024	2023

Sales, net	$1,069,000	$1,528,000	$7,739,000	$7,355,000
Gross Margin	(49.5)%	54.9%	46.0%	58.3%
Operating Loss	$(3,149,000)	$(1,171,000)	$(4,105,000)	$(3,349,000)
Net (Loss)	$(3,256,000)	$(1,226,000)	$(4,477,000)	$(3,403,000)
Net (Loss) per Share	$(0.16)	$(0.06)	$(0.22)	$(0.17)

NON-GAAP FINANCIAL COMPARISON
(UNAUDITED)

	For The Three Months Ended		For The Years Ended
	December 31,		December 31,
	2024	2023	2024	2023

Sales, gross	$1,296,000	$1,656,000	$7,966,000	$7,483,000
Non-GAAP Gross Margin	54.2%	58.4%	60.1%	59.0%
Non-GAAP Operating Loss	$(874,000)	$(747,000)	$(1,678,000)	$(2,785,000)
Non-GAAP Net (Loss)	$(981,000)	$(802,000)	$(2,050,000)	$(2,838,000)
Non-GAAP Net (Loss) per Share	$(0.05)	$(0.04)	$(0.10)	$(0.14)

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Financial Results for the year ended December 31, 2024, compared to December 31, 2023

•

Total sales, net was $7,739,000 compared to $7,355,000 for the years ended December 31, 2024 and 2023, respectively, representing 5% year-over-year growth. Non-GAAP gross sales excluding sales returns was $7,966,000 compared to $7,483,000, which represents a 6% increase compared to last year.

•	GAAP gross margin was 46% compared to 58% in the prior year. Non-GAAP gross margin was 60% compared to 59% in the prior year.

•	GAAP operating loss was $(4,105,000) compared to $(3,349,000) in the prior year. Non-GAAP operating loss was $(1,678,000) compared to $(2,785,000) in the prior year.

•

GAAP net loss was $(4,477,000) or $(0.22) per basic and diluted share, compared to $(3,403,000) or $(0.17) per basic and diluted share. Non-GAAP net loss was $(2,050,000) or $(0.10) per basic and diluted share, compared to $(2,838,000) or $(0.14) per basic and diluted share in the prior year.

Financial Results for the three months ended December 31, 2024, compared to December 31, 2023

•

Total sales, net was $1,069,000 compared to $1,528,000 for the three months ended December 31, 2024 and 2023, respectively. Non-GAAP gross sales was $1,296,000 compared to $1,656,000 in the same period last year.

•	GAAP gross margin was (50%) compared to 55% in the prior year. Non-GAAP gross margin was 54% compared to 58% in the same period last year.

•	GAAP operating loss was $(3,149,000), compared to $(1,171,000) in the prior year. Non-GAAP operating loss was $(874,000) compared to $(747,000) in the same period last year.

•

GAAP net loss was $(3,256,000) or $(0.16) per basic and diluted share, compared to $(1,226,000) or $(0.06) per basic and diluted share in the same period last year. Non-GAAP net loss was $(981,000) or $(0.05) per basic and diluted share, compared to $(802,000) or $(0.04) per basic and diluted share in the same period last year.

Recent Business Highlights:

•

SteraMist product-based revenues for the years ended December 31, 2024 and 2023, were $6,035,000 and $5,781,000, representing an increase of $254,000 when compared to the same prior year period. The higher revenue was attributable to increased demand for our mobile and SIS units.

•

Our service-based revenue for the years ended December 31, 2024 and 2023, was $1,704,000 and $1,574,000, respectively, representing a year over year increase of $130,000. The higher revenue was attributable to increased demand for our iHP services.

•	Sales backlog at December 31, 2024 was $877,000. Sales backlog has increased to $1,232,000 as of March 31, 2025.
•	Our international revenue for the year ended December 31, 2024 grew by 33%, driven by new customers in Canada, South Africa, and India, compared to the same period in 2023.
•

Many existing relationships expanded and established new key contacts. Formally, we contracted with six different partners across various regions, including Malaysia, India, Canada, Korea, and the United Kingdom. These collaborations span industries such as pharmaceuticals, vivarium, emergency services, and general disinfection and cleaning. We are committed to nurturing these partnerships alongside our other 30 partners to further develop and strengthen the SteraMist brand in the global market.

•

Bonneville Joint School District No. 93, located in Bonneville County, Idaho, has integrated SteraMist technology into its cleaning protocols. This adoption underscores the district’s commitment to prioritizing the health and safety of its students and staff through advanced disinfection measures and demonstrates the versatility of our SteraMist technology and products to serve educational institutions

•

Expanded our partnership with Betatek, Inc. ("Betatek"), transitioning the long-term Canadian partner from an independent manufacturing representative to an official SteraMist distributor. This strategic move comes in response to the increasing demand for SteraMist in the Canadian market.

•	Installation of the Custom Engineered Solution (CES) at a renowned pharmaceutical facility in the United Kingdom.

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Preliminary Q1 2025 Results:

We head into 2025 with the strongest pipeline we have ever seen in our business. With our high gross margins and continued growth of our high margin solutions sales, as well as a reduced expense structure, we are well positioned to drive improving profitability as we move through 2025.

•	Preliminary revenues of approximately $1,577,000 compared to $1,114,000 for the three months ended March 31, 2024, an increase of 42%.
•	Sales backlog of approximately $1,232,000, a 40% increase from December 31, 2024.
•	Preliminary quarter over quarter growth in solution sales of approximately 200%.

The above unaudited financial results for Q1 2025 are preliminary and subject to the completion of accounting and quarterly review procedures and are therefore subject to adjustment.

Conference Call Information

TOMI will hold a conference call to discuss Fourth Quarter and Full Year 2024 results at 4:30 p.m. ET today, April 14, 2025.

To participate in the call by phone, dial (888) 506-0062 approximately five minutes prior to the scheduled start time and provide participant access code 818389, or request the "TOMI Environmental Solutions fourth quarter earnings call." International callers please dial (973) 528-0011. To access the live webcast or view the press release, please visit the Investor Relations section of the TOMI website or register at the following link: https://www.webcaster4.com/Webcast/Page/2262/52313.

A replay of the teleconference will be available until Monday, April 28, 2025, and may be accessed by dialing (877) 481-4010. International callers may dial (919) 882-2331. Callers should use replay access code: 52313. A replay of the webcast will be available for at least 90 days on the company’s website, starting approximately one hour after the completion of the call.

TOMI™ Environmental Solutions, Inc.: Innovating for a safer world®

TOMI™ Environmental Solutions, Inc. (NASDAQ:TOMZ) is a global decontamination and infection prevention company, providing environmental solutions for indoor surface disinfection through the manufacturing, sales and licensing of its premier Binary Ionization Technology® (BIT™) platform. Invented under a defense grant in association with the Defense Advanced Research Projects Agency (DARPA) of the U.S. Department of Defense, BIT™ solution utilizes a low percentage Hydrogen Peroxide as its only active ingredient to produce a fog of ionized Hydrogen Peroxide (iHP™). Represented by the SteraMist® brand of products, iHP™ produces a germ-killing aerosol that works like a visual non-caustic gas.

TOMI products are designed to service a broad spectrum of commercial structures, including, but not limited to, hospitals and medical facilities, cruise ships, office buildings, hotel and motel rooms, schools, restaurants, meat and produce processing facilities, military barracks, police and fire departments, and athletic facilities. TOMI products and services have also been used in single-family homes and multi-unit residences.

TOMI develops training programs and application protocols for its clients and is a member in good standing with The American Biological Safety Association, The American Association of Tissue Banks, Association for Professionals in Infection Control and Epidemiology, Society for Healthcare Epidemiology of America, America Seed Trade Association, and The Restoration Industry Association.

For additional information, please visit https://www.steramist.com or contact us at info@tomimist.com.

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Forward-Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management’s judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, preliminary financial results for Q1 2025, our strategies to grow revenue and expand business development, financial performance and operating results for 2025; our ability to generate lead and referral for sales, and our ability to improve financial performance. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, our ability to acquire new customers and expands sales; our ability to maintain and manage growth and generate sales, our reliance on a single or a few products for a majority of revenues; the general business and economic conditions; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed by us with the SEC and other periodic reports we filed with the SEC. The information provided in this document is based upon the facts and circumstances known at this time. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and we undertake no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including non-GAAP gross sales, non-GAAP gross margin, operating expenses, operating income (loss), net income (loss), and earnings per share (“EPS”). These supplemental measures exclude, among other items, the allowance for sales returns, equity compensation expenses, inventory reserves and credit loss expense. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net income (loss) or non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures both in the text in this press release and in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The following represents our consolidated balance sheets and statement of operations from our recently filed Form 10-K:

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TOMI ENVIRONMENTAL SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS

ASSETS
Current Assets:
	December 31, 2024	December 31, 2023
Cash and Cash Equivalents	$664,879	$2,339,059
Accounts Receivable - net	1,881,138	2,429,929
Other Receivables	-	164,150
Inventories, net	3,578,202	4,627,103
Vendor Deposits	35,895	29,335
Prepaid Expenses	332,999	371,298
Total Current Assets	6,493,113	9,960,874

Property and Equipment – net	875,449	1,048,642

Other Assets:
Intangible Assets – net	1,250,574	1,123,246
Operating Lease - Right of Use Asset	399,254	467,935
Long Term Accounts Receivable - net	-	206,240
Other Assets	675,348	550,677
Total Other Assets	2,325,176	2,348,098
Total Assets	$9,693,738	$13,357,614

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Accounts Payable	$1,924,379	$1,267,029
Accrued Expenses and Other Current Liabilities	455,675	675,491
Deferred Revenue	211,724	-
Current Portion of Long-Term Operating Lease	129,132	115,658
Total Current Liabilities	2,720,910	2,058,178

Long-Term Liabilities:
Long-Term Operating Lease, Net of Current Portion	513,395	642,527
Convertible Notes Payable, net of unamortized debt discount of $239,506 and $301,985 at December 31, 2024 and December 31, 2023, respectively	2,360,494	2,298,015
Total Long-Term Liabilities	2,873,889	2,940,542
Total Liabilities	5,594,799	4,998,720

Commitments and Contingencies	-	-

Shareholders’ Equity:
Cumulative Convertible Series A Preferred Stock; par value $0.01 per share, 1,000,000 shares authorized; 63,750 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	638	638
Cumulative Convertible Series B Preferred Stock; $1,000 stated value; 7.5% Cumulative dividend; 4,000 shares authorized; none issued and outstanding at December 31, 2024 and December 31, 2023, respectively	-	-
Common stock; par value $0.01 per share, 250,000,000 shares authorized; 20,015,205 and 19,923,955 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	200,152	199,240
Additional Paid-In Capital	58,201,140	57,985,245
Accumulated Deficit	(54,302,991)	(49,826,229)
Total Shareholders’ Equity	4,098,939	8,358,894
Total Liabilities and Shareholders’ Equity	$9,693,738	$13,357,614

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TOMI ENVIRONMENTAL SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
	2024	2023	2024	2023

Sales, net	$1,069,112	$1,527,674	$7,738,842	$7,354,564
Cost of Sales	1,598,345	688,587	4,181,764	3,065,028
Gross Profit	(529,233)	839,087	3,557,078	4,289,536

Operating Expenses:
Professional Fees	210,098	119,210	597,365	575,728
Depreciation and Amortization	72,152	93,412	296,536	366,677
Selling Expenses	246,475	190,713	1,128,402	1,351,465
Research and Development	104,760	271,211	290,683	491,798
Consulting Fees	44,711	93,826	225,779	282,548
General and Administrative	1,941,769	1,241,871	5,123,073	4,570,597
Total Operating Expenses	2,619,965	2,010,243	7,661,838	7,638,813
Income (loss) from Operations	(3,149,198)	(1,171,156)	(4,104,760)	(3,349,277)

Other Income (Expense):
Interest Income	2,258	10,726	17,489	11,990
Interest Expense	(108,792)	(65,305)	(389,491)	(65,305)
Total Other Income (Expense)	(106,534)	(54,579)	(372,002)	(53,315)

Income (loss) before income taxes	(3,255,732)	(1,225,735)	(4,476,762)	(3,402,592)
Provision for Income Taxes	-	-	-	-
Net Income (loss)	$(3,255,732)	$(1,225,735)	$(4,476,762)	$(3,402,592)

Net income (loss) Per Common Share
Basic	$(0.16)	$(0.06)	$(0.22)	$(0.17)
Diluted	$(0.16)	$(0.06)	$(0.22)	$(0.17)

Basic Weighted Average Common Shares Outstanding	20,015,205	19,883,955	19,992,592	19,834,476
Diluted Weighted Average Common Shares Outstanding	20,015,205	19,883,955	19,992,592	19,834,476

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TOMI ENVIRONMENTAL SOLUTIONS, INC.
RECONCILIATION OF CONSOLIDATED GAAP FINANCIALS TO NON-GAAP FINANCIALS
(UNAUDITED)

	For The Three Months Ended		For The Years Ended
	December 31,		December 31,
	2024	2023	2024	2023

GAAP Sales, net	$1,069,112	$1,527,674	$7,738,842	$7,354,564
Allowance for Sales Returns	227,000	128,390	227,000	128,390
NON-GAAP Sales, gross	$1,296,112	$1,656,064	$7,965,842	$7,482,954

GAAP gross profit	$(529,233)	$839,087	$3,557,078	$4,289,536
Allowance for Sales Returns	227,000	128,390	227,000	128,390
Inventory Reserve	1,005,000	-	1,005,000	-
Non-GAAP gross profit	$702,767	$967,477	$4,789,078	$4,417,926
Non-GAAP gross margin as a % of revenue	54.2%	58.4%	60.1%	59.0%

GAAP operating expenses	$2,619,965	$2,010,243	$7,661,838	$7,638,813
Equity Compensation Expense	-	(4,453)	(144,307)	(163,286)
Credit Loss Expense	(1,042,741)	(291,367)	(1,050,543)	(272,517)
Non-GAAP operating expenses	$1,577,224	$1,714,423	$6,466,988	$7,203,010

GAAP operating (loss)	$(3,149,198)	$(1,171,156)	$(4,104,760)	$(3,349,277)
Allowance for Sales Returns	227,000	128,390	227,000	128,390
Inventory Reserve	1,005,000	-	1,005,000	-
Equity Compensation Expense	-	4,453	144,307	163,286
Credit Loss Expense	1,042,741	291,367	1,050,543	272,517
Non-GAAP operating (loss)	$(874,457)	$(746,946)	$(1,677,910)	$(2,785,084)

GAAP net (loss)	$(3,255,732)	$(1,225,735)	$(4,476,762)	$(3,402,592)
Allowance for Sales Returns	227,000	128,390	227,000	128,390
Inventory Reserve	1,005,000	-	1,005,000	-
Equity Compensation Expense	-	4,453	144,307	163,286
Credit Loss Expense	1,042,741	291,367	1,050,543	272,517
Non-GAAP net (loss)	$(980,991)	$(801,525)	$(2,049,912)	$(2,838,399)

GAAP diluted net (loss) per share	$(0.16)	$(0.06)	$(0.22)	$(0.17)
Allowance for Sales Returns	0.01	0.01	0.01	0.01
Inventory Reserve	0.05	-	0.05	-
Equity Compensation Expense	-	0.00	0.01	0.01
Credit Loss Expense	0.05	0.01	0.05	0.01
Non-GAAP diluted net (loss) per share	$(0.05)	$(0.04)	$(0.10)	$(0.14)

Basic and Diluted Weighted Average Common Shares Outstanding	20,015,205	19,883,955	19,992,592	19,834,476

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INVESTOR RELATIONS CONTACT:

John Nesbett/Rosalyn Christian

IMS Investor Relations

tomi@imsinvestorrelations.com

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